UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 29, 2026
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2026, Cactus Companies, LLC (“Cactus Companies”), a subsidiary of Cactus Inc., entered into an amendment (the “ABL Credit Facility Amendment”) to its Amended and Restated Credit Agreement originally entered into on February 28, 2023 (as amended prior to the ABL Credit Facility Amendment, the “ABL Credit Facility”), by and among Cactus Companies, as borrower, certain subsidiaries of Cactus Companies from time to time party thereto, as guarantors, the lenders party thereto and JPMorgan Chase Bank, N.A., as lender, administrative agent, issuing bank and swingline lender.

The ABL Credit Facility Amendment amended the previously disclosed delayed draw term loan facility (the “Term Loan Facility”) to, among other things, extend the maturity date of the lenders’ commitments to fund term loans thereunder from June 1, 2026 to December 31, 2026. The Term Loan Facility was undrawn at the date of the ABL Credit Facility Amendment. Any amounts drawn under the Term Loan Facility will mature on the three-year anniversary of the first funding of a loan under the Term Loan Facility.

The foregoing description of the ABL Credit Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the ABL Credit Facility Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 7.01 Regulation FD Disclosure.

Management of Cactus, Inc., a Delaware corporation (the “Company”), anticipates participating in, and presenting at, upcoming meetings with certain investors. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the materials to be used in connection with such presentations and meetings. The materials have been posted on the Investors section of the Company's website, at www.CactusWHD.com.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Fourth Amendment, dated May 29, 2026, to the Amended and Restated Credit Agreement among Cactus Companies, LLC, as borrower, certain subsidiaries of Cactus Companies, LLC, as guarantors, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

99.1	Cactus, Inc. June 2026 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

June 2, 2026	By:	/s/ Jay A. Nutt
Date	Name:	Jay A. Nutt
	Title:	Executive Vice President and Chief Financial Officer